UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2020

OPEN LENDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39326	82-3008583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Barton Oaks One

901 S. MoPac Expressway

Bldg. 1, Suite 510

Austin, Texas 78746

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 512-892-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2020, the Board of Directors (the “Board”) of Open Lending Corporation (the “Company”) elected Eric A. Feldstein to serve as a Director of the Company effective as of August 28, 2020.

Mr. Feldstein will serve as a Class I Director of the Company, to hold office until the 2021 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Feldstein was appointed to serve on the Audit Committee and the Risk Committee.

Mr. Feldstein has been the Chief Financial Officer of New York Life Insurance Company since October 2019. Prior to joining New York Life Insurance Company, Mr. Feldstein served as the Chief Financial officer of Health Care Service Corporation from 2016 to 2019. From 2010 to 2016, he served as an Executive Vice President with American Express. Mr. Feldstein also served as Chief Executive Officer of GMAC Financial Services from 2002 through 2008. There is no arrangement or understanding between Mr. Feldstein and any other person pursuant to which Mr. Feldstein was appointed to the Board. Mr. Feldstein is not a party to any transactions that would be required to be disclosed under Section 404(a) of Regulation S-K.

Mr. Feldstein has entered into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed on July 1, 2020. There are no family relationships between Mr. Feldstein, on the one hand, and any director, executive officer or any other person nominated or chosen by the Company to become a director or executive officer, on the other.

On September 3, 2020, the Company issued a press release Mr. Feldstein’s election. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release issued by the Company on September 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN LENDING CORPORATION

By:	/s/ Charles D. Jehl
Name:	Charles D. Jehl
Title:	Chief Financial Officer

Date: September 3, 2020

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